Intangible Assets	12 Months Ended
Dec. 31, 2023
Intangible Assets [Abstract]
Intangible Assets	Intangible assets
The composition of and movements in net intangible assets in 2023 and 2022 are as follows:

2023
Millions of euros	Balance at 12/31/2022	Additions	Amortization	Disposals	Impair-ments	Transfers and others	Translation differences and hyperinflation adjustments	Business combinations	Balance at 12/31/2023
Service concession arrangements and licenses	7,550	183	(840)	—	—	2	(9)	—	6,886
Software	2,800	486	(1,356)	(1)	—	1,122	38	—	3,089
Customer base	721	—	(333)	—	—	(3)	4	(3)	386
Trademarks	263	—	(33)	—	—	—	5	—	235
Other intangible assets	39	20	(21)	—	(2)	5	2	15	58
Intangible assets in process	644	1,149	—	(1)	—	(1,076)	—	—	716
Total intangible assets	12,017	1,838	(2,583)	(2)	(2)	50	40	12	11,370

2022
Millions of euros	Balance at 12/31/2021	Additions	Amorti-zation	Disposals	Impair-ments	Transfers and others	Translation differences and hyperinflation adjustments	Business combinations	Balance at 12/31/2022
Service concession arrangements and licenses	7,328	173	(844)	—	(19)	—	392	520	7,550
Software	2,494	495	(1,337)	—	(2)	1,011	119	20	2,800
Customer base	971	—	(356)	—	—	1	—	105	721
Trademarks	276	—	(34)	—	—	1	18	2	263
Other intangible assets	42	22	(28)	(4)	(2)	9	—	—	39
Intangible assets in process	614	840	—	—	(8)	(818)	16	—	644
Total intangible assets	11,725	1,530	(2,599)	(4)	(31)	204	545	647	12,017
Additions of spectrum in 2023 amounted to 183 million euros (173 million euros in 2022).
In 2023 Telefónica Hispam, spectrum acquisitions stand out in Argentina for 109 million euros in the 3.5 GHz band, in Ecuador for 18 million euros and in Uruguay for 24 million euros.
In 2022 15 MHz of spectrum in the 1900 MHz band was renewed in Colombia for an amount of 125 million euros. The amount pending payment is detailed in Notes 21 and 22.
In 2022 Telefónica Brazil renewed spectrum in the 850 MHz band for an amount of 35 million euros. The amount pending payment is detailed in Notes 21 and 22.
"Impairments" in 2022 included an impairment loss related to licenses and software of Telefónica Argentina, amounting to 21 million euros.
"Business combinations” in 2022 corresponded mainly to the acquisition of the intangible assets of Oi, the Incremental Group and the BE-terna Group amounting to 539, 24 and 77 million euros (see Note 5), respectively.
Appendix VI contains the details of the main concessions and licenses which the Group operates.
The effect of the translation into euros of the intangible assets of the Group's companies in Argentina and Venezuela, together with the effect of the hyperinflation adjustments (see Note 3.a), is shown in the column "Translation differences and hyperinflation adjustments".
The gross cost, accumulated amortization and impairment losses of intangible assets at December 31, 2023 and 2022 are as follows:

Balance at December 31, 2023
Millions of euros	Gross cost	Accumulated amortization	Impairment losses	Intangible assets
Service concession arrangements and licenses	16,056	(9,061)	(109)	6,886
Software	17,851	(14,753)	(9)	3,089
Customer base	4,166	(3,780)	—	386
Trademarks	958	(723)	—	235
Other intangible assets	867	(805)	(4)	58
Intangible assets in process	724	—	(8)	716
Total intangible assets	40,622	(29,122)	(130)	11,370

Balance at December 31, 2022
Millions of euros	Gross cost	Accumulated amortization	Impairment losses	Intangible assets
Service concession arrangements and licenses	15,837	(8,123)	(164)	7,550
Software	17,158	(14,344)	(14)	2,800
Customer base	5,089	(4,368)	—	721
Trademarks	944	(681)	—	263
Other intangible assets	870	(829)	(2)	39
Intangible assets in process	652	—	(8)	644
Total intangible assets	40,550	(28,345)	(188)	12,017
Goodwill
Movement in goodwill
The movement in goodwill assigned to each Group segment was as follows:

2023
Millions of euros	Balance at 12/31/2022	Additions	Disposals	Write-offs	Transfers	Exchange rate impact	Balance at 12/31/2023
Telefónica Spain	4,291	—	—	—	—	—	4,291
Telefónica Brazil	7,752	5	—	—	—	319	8,076
Telefónica Germany	4,386	—	—	—	—	—	4,386
Telefónica Hispam	1,215	—	—	(58)	(36)	(13)	1,108
Others	827	11	—	—	—	9	847
Total	18,471	16	—	(58)	(36)	315	18,708

2022
Millions of euros	Balance at 12/31/2021	Additions	Disposals	Write-offs	Transfers	Exchange rate impact	Balance at 12/31/2022
Telefónica Spain	4,291	—	—	—	—	—	4,291
Telefónica Brazil	6,278	695	—	—	—	779	7,752
Telefónica Germany	4,386	—	—	—	—	—	4,386
Telefónica Hispam	1,166	—	—	—	—	49	1,215
Others	398	457	—	—	(5)	(23)	827
Total	16,519	1,152	—	—	(5)	805	18,471
In 2023, an impairment of goodwill assigned to the cash-generating unit in Ecuador was recorded, amounting to 58 million euros, with a counterpart to Other expenses (see Note 26).
On July 6, 2023, Telefónica Hispanoamérica, S.A. entered into share subscription agreements with the group Kohlberg Kravis Roberts – KKR & Co, Inc. and Entel Perú S.A., for the entry of both companies, with 54% and 10%, respectively, into the share capital of Pangeaco, S.A.C., the wholesale fiber-to-the-home (“FTTH”) company in Peru, maintaining Telefónica Hispam 36% of the shares of said company. As part of the transaction Telefónica del Perú S.A.A. and Entel Perú will sell to Pangeaco certain assets of their FTTH infrastructure.
The amount in transfers of Telefónica Hispam in 2023 corresponds to the estimation of goodwill of the cash generating unit Telefónica del Perú allocated to this agreement, which has been reclassified to "Non-current assets and disposal groups held for sale" (see Note 30).
Additions of Telefónica Brazil in 2022 mainly corresponded to the goodwill from the acquisition of the assets of the mobile business of Oi Group (see notes 2 and 5).
Additions in 2022 also included the preliminary goodwill from the acquisitions of Incremental and BE-terna, amounting to 170 million euros and 279 million euros, respectively. The allocation of the purchase price of these transactions was concluded in 2023 (see Note 5).
Cash-generating units
In order to test for impairment, goodwill was allocated to the different cash-generating units (CGUs), which are grouped into the following reportable operating segments:

Millions of euros	12/31/2023	12/31/2022
Telefónica Spain	4,291	4,291
Telefónica Brazil	8,076	7,752
Telefónica Germany	4,386	4,386
Telefónica Hispam	1,108	1,215
Colombia	164	135
Ecuador	75	137
Chile	615	652
Peru	229	265
Uruguay	23	23
Others T. Hispam	2	3
Other companies	847	827
Telefónica Tech UK & Ireland	438	429
BE-terna	282	279
Others	127	119
TOTAL	18,708	18,471
Goodwill is tested for impairment at the end of the year using the business plans of the cash-generating units to which the goodwill is assigned, approved by the Board of Directors of Telefónica.
The business plan covers a four-year period, including the closing year. In order to complete the five years of cash flows after the closing year, an additional normalization period is added to the business plans on the operating ratios until the terminal parameters are reached. The consensus' forecasts are used as a reference. For specific cases, extended business plans are used to cover the five-year period of cash flows, when the normalization period does not properly reflect the expected evolution of the business.
Finally, to determine the terminal value of each CGU, a constant free cash flows growth over time is assumed, applying a terminal growth rate. The model used is similar to the dividend discount model developed by Gordon-Shapiro, internationally recognized for business valuations.
The process of preparing the CGUs’ business plans considers the current market condition of each CGU, analyzing the macroeconomic, competitive, regulatory and technological environments, as well as the growth opportunities of the CGUs, and the differentiation capabilities compared to the competition based on market projections. A growth target is therefore defined for each CGU, based on the appropriate allocation of operating resources and the capital investments required to achieve the target. In addition, operating efficiency improvements are defined, in line with the strategic transformation initiatives, in order to increase the forecasted operating cash flow. In this process, the Group considers the compliance with business plans in the past.
Main assumptions used in calculating value in use
CGUs’ value in use are calculated based on the approved business plans. Certain variables are then considered, including the long-term OIBDA margin and the long-term Capital Expenditure ratio (expressed as a percentage of revenue), which are considered the key operating variables to measure business performance and to set financial targets. Finally, the discount rates and the perpetuity growth rates are considered.
The main variables considered for the most significant CGUs (T. Brazil, T. Spain, and T. Germany) are described below.
Revenues
In terms of revenues, the four-year plan reflects a trend of stability or improvement.
OIBDA margin and long-term Capital Expenditure (CapEx) ratio
The values obtained, as described in the previous paragraphs, are compared with the available data of analysts and competitors in the geographic markets where the Telefónica Group operates.
In Europe, the long-term OIBDA margins three-year estimates of Telefónica Group's analysts are within a range of 35% to 39% for Spain and 26% to 31% for Germany.
In relation to the long-term ratio of CapEx over revenues in the valuations performed for the impairment tests for Spain and Germany, the ratios are within the range estimated by the Telefónica Group’s analysts in terms of investment needs (range between 10% and 12% for Spain and between 11% and 14% for Germany).
As for the long-term OIBDA margin three-year estimates of Telefónica Group's analysts for the operator in Brazil, it is in a range within 37% to 45%. Regarding investments, the operator will invest in the horizon of the projected plan a percentage that is aligned with the investment needs planned for the development of its business, which is located in a range between 14% and 19%.
Discount rate
The discount rate, applied to discount cash flows, is the weighted average cost of capital (WACC), determined by the weighted average cost of equity and cost of debt according to the finance structure determined for each CGU.
This rate is calculated using the capital asset pricing model (CAPM), which considers the asset’s systemic risk, and the impact of those risks not already considered on cash flows, such as country risk, business-specific credit risk, currency risk and price risk specific to the financial asset, constantly monitoring the fluctuations of the financial markets.
The most significant components of WACC are summarized as follows:
•Risk-Free Rate: defined as the interest rate offered by long-term sovereign bonds. The rate is determined using current market data and equilibrium level estimates (according to standard econometric models, supported by modeling of neutral rates prepared by the central banks themselves) in which the interest rates should be located, thus adjusting the yields, influenced by central banks interventions.
•Political Risk Premium: adds the country's insolvency risk due to political and/or financial events; calculation is based on the quoted prices of credit default swaps for each country or, the EMBI+ index published by JP Morgan based on the information available and the liquidity conditions of these swaps.
•Equity Risk Premium: the return in excess that equity assets are expected to yield over the risk-free rate. This is determined using a combination of historical approaches (ex post) backed by external publications and studies based on historical market returns series, and prospective approaches (ex-ante), based on market publications, considering the medium- and long-term profit expectations based on the degree of maturity and development of each country.
•Beta Coefficient: a measure of the volatility, or systematic risk, of an equity asset in comparison to the entire market. It is estimated based on a series of historical share prices of comparable companies listed on the stock exchange, to estimate the correlation between the company shares´ returns and the stock market returns, of the country where the company is listed.
The main underlying data used in these calculations are obtained from independent and renowned external information sources.
The discount rates applied to the cash flow projections in 2023 and 2022 for the main CGUs are as follows:

	2023		2022
Discount rate in local currency	Before tax	After-tax	Before tax	After-tax
Spain	9.1%	7.0%	9.0%	6.9%
Brazil	14.8%	12.0%	16.4%	12.6%
Germany	8.4%	5.8%	8.0%	5.7%
Perpetuity growth rate
Cash flow projections from the sixth year are calculated using an expected constant growth rate (g), considering the analyst consensus estimates for each business, based on the maturity of the industry and technology, and the degree of development of each country. Each indicator is compared to the forecasted long-term real and nominal
GDP growth of each country and growth data from external sources, adjusting any particular case with specific characteristics related to the business evolution.
The perpetuity growth rates applied to the cash flow projections in 2023 and 2022 for the main CGUs are as follows:

Perpetuity growth rate in local currency	2023	2022
Spain	0.8%	0.8%
Brazil	4.0%	4.5%
Germany	1.0%	1.0%
The perpetuity growth rates for 2023 remained stable for Spain and Germany compared to those used in the previous year. In the case of Brazil, the perpetual growth rate has been reduced by 0.5 p.p., placing it within the range of analyst estimates; it is consistent with the inflation objective of the Central Bank of Brazil for the medium term (in a range between 1.5% and 4.5%) and it is below the nominal GDP growth rate, which fluctuates around 5.5%, according to market expectations.
Sensitivity to changes in assumptions
The Group performs a sensitivity analysis of the impairment test by considering reasonable changes in the main assumptions used in the test. For the main CGU, the following maximum increases or decreases were assumed, expressed in percentage points:

Changes in key assumptions, In percentage points	Spain	Germany	Brazil
Financial variables
Discount rate	+/-0.5	+/-0.5	+/-1
Perpetuity growth rates	+/-0.25	+/-0.25	+/-0.5
Long-term operating variables
OIBDA Margin	+/-1.75	+/-1.5	+/-2.25
Ratio of CapEx/Revenues	+/-0.875	+/-0.75	+/-1.125
The sensitivity analysis revealed that there is still room between the recoverable value and the carrying amount for the main CGUs at December 31, 2023.
Regarding the CGU of Ecuador, in the sensitivity of the calculation of the value in use to reasonable variations in the key assumptions, an increase of around 150 basis points in the WACC which is above 16%, would generate an additional impairment of goodwill in the amount of 34 million euros, while a decrease of around 25 basis points in the perpetual growth rate of 2% would have an extra negative impact of 4 million euros on the valuation of goodwill. Regarding the operating assumptions, a 1.75 percentage point decrease in the OIBDA margin would generate an additional impairment of approximately 25 million euros, and a 0.9 percentage points increase in the investment ratio would result in an additional impairment of around 16 million euros.